SECURITIES AND EXCHANGE COMMISSION


                       WASHINGTON, DC 20549


                             FORM 8-K

                          CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities
                       Exchange Act of 1934



                        July 25, 1996
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        (Date of Report, date of earliest event reported)




                           VALHI, INC.
                       -------------------
      (Exact name of Registrant as specified in its charter)

       Delaware              1-5467             87-0110150
                 --------------------------------
     (State or other        (Commission        (IRS Employer
       jurisdiction of        File Number)       Identification
       incorporation)                             No.)


      5430 LBJ Freeway, Suite 1700, Dallas, TX     75240-2697
          -----------------------------------------------
     (Address of principal executive offices)     (Zip Code)



                         (214) 233-1700
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       (Registrant's telephone number, including area code)



                         Not applicable
                      -----------------------
      (Former name or address, if changed since last report)

Item 5: Other Events
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        On July 25, 1996, the Registrant issued the press release attached
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hereto as Exhibit 99.1 which is incorporated herein by reference.

Item 7: Financial Statements,  Pro Forma  Financial Information
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        and Exhibits
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        (c)  Exhibit
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             Item No.              Exhibit Index
         -------            ------------------

             99.1           Press release dated July 25, 1996
                                                -------------
                            issued by the Registrant

                            SIGNATURES
                            ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VALHI, INC.
                                 (Registrant)

                                 By: /s/ Steven L. Watson
                                     -------------------
                                      Steven L. Watson
                                      Vice President & Secretary



Date:  July 25, 1996
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